THE INCOME FUND OF AMERICA, INC.
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360




Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

Share Class        Total Income Dividends
                   (000's omitted)

Class A            1,007,745

Class B            23,194

Class C            14,345

Class F            4,225

Total              1,049,509

Class 529-A        265

Class 529-B        59

Class 529-C        119

Class 529-E        7

Class R-1          0

Class R-2          1

Class R-3          1

Class R-4          0

Class R-5          135

Total              587




Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

Share Class        Dividends from Net
                   Investment Income
Class A            $0.8000

Class B            $0.6915

Class C            $0.6776

Class F            $0.7857

Class 529-A        $0.3924

Class 529-B        $0.3555

Class 529-C        $0.3555

Class 529-E        $0.3847

Class R-1          $0.0000

Class R-2          $0.1835

Class R-3          $0.1912

Class R-4          $0.0000

Class R-5          $0.2037



Item 74U1 and 74U2
Number of shares outstanding

Share Class        Shares Outstanding
                   (000's omitted)
Class A            1,352,002

Class B            55,473

Class C            42,645

Class F            10,767

Total              1,460,887

Class 529-A        1,692

Class 529-B        454

Class 529-C        837

Class 529-E        70

Class R-1          12

Class R-2          62

Class R-3          71

Class R-4          0

Class R-5          1,523

Total              4,721




Item 74V1 and 74V2
Net asset value per share (to nearest cent)

Share Class        Net Asset Value
                   Per Share
Class A            $14.49

Class B            $14.42

Class C            $14.41

Class F            $14.47

Class 529-A        $14.48

Class 529-B        $14.46

Class 529-C        $14.46

Class 529-E        $14.47

Class R-1          $14.47

Class R-2          $14.48

Class R-3          $14.48

Class R-4          $14.49

Class R-5          $14.49



There were no significant changes in The Income Fund of America, Inc.'s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




               THE INCOME FUND OF AMERICA, INC.
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360



                        CERTIFICATION


I, Janet A. McKinley, certify that:


1. I have reviewed this report on Form N-SAR of The Income Fund of America, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 26, 2002




               _____/s/ Janet A. McKinley______
                      Janet A. McKinley
       Chairman & PEO, The Income Fund of America, Inc.





               THE INCOME FUND OF AMERICA, INC.
            One Market, Steuart Tower, Suite 1800
             San Francisco, California 94105-1409
  Mailing Address:  P.O. Box 7650, San Francisco, California
                         94120-7650
                   Telephone (415) 421-9360



                        CERTIFICATION


I, Dayna Yamabe, certify that:


1. I have reviewed this report on Form N-SAR of The Income Fund of America, Inc.;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
and


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:  September 20, 2002




                  _____/s/ Dayna Yamabe____
                         Dayna Yamabe
         Treasurer, The Income Fund of America, Inc.